UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 29, 2008
(Date of earliest event reported)
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 29, 2008, the Company issued a press release announcing the Company’s earnings for the quarter ended March 29, 2008. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 7.01. Regulation FD Disclosure.
     On April 29, 2008, Doyle R. Simons, Chief Executive Officer of Temple-Inland Inc., participated in a conference call discussing the Company’s earnings for the quarter ended March 29, 2008. Copies of the presentation materials used by Mr. Simons are furnished as exhibit 99.2 of this report.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Press release issued by the Company on April 29, 2008, announcing the Company’s earnings for the quarter ended March 29, 2008.

99.2	Presentation materials used by Doyle R. Simons, Chief Executive Officer of Temple-Inland Inc., in a conference call on April 29, 2008, discussing the Company’s earnings for the quarter ended March 29, 2008.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: April 29, 2008	By:	/s/ Randall D. Levy
		Name:	Randall D. Levy
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description	Page
99.1	Press release issued by the Company on April 29, 2008, announcing the Company’s earnings for the quarter ended March 29, 2008	4

99.2	Presentation materials used by Doyle R. Simons, Chief Executive Officer of Temple-Inland Inc., in a conference call on April 29, 2008, discussing the Company’s earnings for the quarter ended March 29, 2008	11

3